Exhibit 10.112

                     SECOND AMENDMENT TO CREDIT AGREEMENT



            SECOND AMENDMENT (the  "Amendment"), dated as of  August 30, 1996, among READING & BATES CORPORATION ("Holdings"), READING & BATES DRILLING CO. (the "Borrower"), the financial institutions party to the Credit Agreement referred to below (the "Banks"), Credit Lyonnais New York Branch, as Co-Agent (the "Co-Agent") and Christiania Bank og Kreditkasse, New York Branch, as Agent (the "Agent"). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement.


                             W I T N E S S E T H :


            WHEREAS, Holdings, the Borrower, the Banks, the Co-Agent and the Agent are parties to a Credit Agreement, dated as of April 30, 1996 (as amended, modified or supplemented, the "Credit Agreement"); and

            WHEREAS, the parties hereto wish to amend certain provisions of the Credit Agreement as herein provided;

            NOW, THEREFORE, it is agreed:

      1. Section 7.13 of the Credit Agreement is hereby amended by deleting all references to "RB Drilling Co." contained therein and inserting in lieu thereof references to "Reading & Bates Development Co.".


      2. Section 7.13 of the Credit Agreement is hereby further amended by inserting at the end thereof the following sub-sections:

                  (h) Opinions of Counsel. The Agent shall have received opinions, addressed to the Agent and each of the Banks and dated the Second Amendment Effective Date, from (i) Wayne Hillin, Esq., General Counsel to the Credit Parties, which opinion shall cover matters, and shall be in form and substance, satisfactory to the Agent and (ii) from local counsel satisfactory to the Agent as the Agent may request, which opinions shall cover the perfection of the security interests (including, without limitation, opinions as to the enforceability and effect of the Seillean Mortgage) granted pursuant to this Amendment and such other matters incident to the transactions contemplated herein as the Agent may reasonably request and shall be in form and substance satisfactory to the Agent.

                  (j) Corporate Proceedings. (1) The Agent shall have received from Reading & Bates Development Co. a certificate, dated the Second Amendment Effective Date, signed by the President or any Vice-President or other appropriate representative of Reading & Bates Development Co. in the form of Exhibit F with appropriate insertions and deletions, together with copies of the certificate of formation, the by-laws, or other organizational documents of Reading & Bates Development Co. and the resolutions, or such other administrative approval, of Reading & Bates Development Co. referred to in such certificate and all of the foregoing (including each such certificate of formation, certificate of incorporation and by-laws) shall be reasonably satisfactory to the Agent.

                  (2) All corporate and legal proceedings and all instru-ments and agreements in connection with the transactions contem-plated by this Amendment shall be reasonably satisfactory in form and substance to the Agent, and the Agent shall have received all information and copies of all certificates, documents and papers, including good standing certificates and any other records of corporate proceedings and governmental approvals, if any, which the Agent may have reasonably requested in connection therewith, such documents and papers, where appropriate, to be certified by proper corporate or governmental authorities.

                  (k)   Fees.  The Borrower  shall have paid to the  Agent and
      the   Banks all Fees and expenses agreed upon by such parties to be paid
      on    or prior to such date.

                  (l)   Security Agreement.   Reading & Bates Development  Co.
            shall have duly authorized, executed and delivered a counterpart to the Security Agreement, together with:

                        (1) executed copies of Financing Statements (Form UCC-1 and/or UCC-3) or appropriate local equivalent in appropriate form for filing under the UCC or appropriate local equivalent of each jurisdiction as may be necessary to perfect the security interests purported to be created by the Security Agreement;

                        (2) certified copies of Requests for Information or Copies (Form UCC-11), or equivalent reports, each of a recent date listing all effective financing statements that name Reading & Bates Development Co., or a division or operating unit of Reading & Bates Development Co., as debtor and that are filed in the jurisdictions referred to in immediately preceding clause (1), together with copies of such financing statements (none of which shall cover the Collateral except (x) those with respect to which appropri-ate termination statements executed by the secured lender thereunder have been delivered to the Collateral Agent and
                  (y) to the extent evidencing Permitted Liens);

                        (3) evidence that all other recordings and filings of, or with respect to, the Security Agreement, and all other actions, as may be necessary or, in the opinion of the Collateral Agent, desirable to perfect the security interests intended to be created by the Security Agreement have been completed (it being understood and agreed that UCC financing statements and termination statements shall be filed in the appropriate governmental office within three Business Days after the Second Amendment Effective Date);

            and the Security Agreement and such other documents shall be in full force and effect.

                  (m) Subsidiary Guaranty. Reading & Bates Development Co. (a "Subsidiary Guarantor") shall have duly authorized, executed and delivered a counterpart of the Subsidiary Guaranty, and the Subsidiary Guaranty shall be in full force and effect with respect to Reading & Bates Development Co.

      3. Section 10 of the Credit Agreement is hereby amended by inserting in appropriate alphabetical order the following new definitions:

            "Second Amendment" shall mean the Second Amendment, dated as of August 30, 1996, to this Agreement.

            "Second Amendment Effective Date" shall mean the Second Amendment Effective Date as defined in the Second Amendment, dated as of August 30, 1996, to this Agreement.

      4. In order to induce the Banks to enter into this Amendment, each of Holdings and the Borrower hereby represents and warrants that (i) the repre-sentations, warranties and agreements contained in Section 7 of the Credit Agreement are true and correct in all material respects on and as of the Second Amendment Effective Date (except with respect to any representations and warranties limited by their terms to a specific date, which shall be true and correct in all material respects as of such date) and (ii) there exists no Default or Event of Default on the Second Amendment Effective Date (as defined herein) in each case both before and after giving effect to this Amendment.

      5. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

      6. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with each of Holdings, the Borrower and the Agent.

      7. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

      8. This Amendment shall become effective on the date (the "Second Amendment Effective Date") when (i) each of Holdings, the Borrower, and the Banks shall have signed a copy hereof (whether the same or different copies) and shall have delivered (including by way of facsimile) the same to the Agent at the Notice Office and (ii) each of the conditions set forth in paragraph 4 hereof shall have been satisfied.

      9. From and after the Second Amendment Effective Date, all references in the Credit Agreement and the other Credit Documents to the Credit Agreement shall be deemed to be references to such Credit Agreement as modified hereby.

            IN WITNESSES WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

                              READING & BATES CORPORATION

                              By:
                                 Title:

                              READING & BATES DRILLING CO.

                              By:
                                 Title:

                              CHRISTIANIA BANK OG
                                KREDITKASSE, NEW YORK BRANCH,
                                Individually, and as Agent

                              By:
                                 Title:

                              By:
                                 Title:

                              CREDIT LYONNAIS NEW YORK
                                BRANCH

                              By:
                                 Title:

                              BANQUE INDOSUEZ

                              By:
                                 Title:

                              By:
                                 Title:

                              BANK AUSTRIA AKTIENGESELLSCHAFT

                              By:
                                 Title:

                              By:
                                 Title:

                              THE FUJI BANK, LIMITED

                              By:
                                 Title: